Exhibit 99.2
SUBAQUEOUS SERVICES, INC.

Financial Statements and Supplemental Information

Year ended December 31, 2007

INDEPENDENT AUDITORS’ REPORT

To the Stockholder
Subaqueous Services, Inc.
Orlando, Florida

We have audited the accompanying balance sheet of Subaqueous Services, Inc. (the "Company") as of December 31, 2007, and the related statements of income, stockholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules of supplementary information (shown on pages 12 to 14) are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Berman Hopkins Wright & LaHam, CPAs and Associates, LLP

February 29, 2008
Winter Park, Florida

Subaqueous Services, Inc.

BALANCE SHEET

December 31, 2007

ASSETS

CURRENT ASSETS
Cash and equivalents	$863,716
Contract receivables	7,655,950
Costs and estimated earnings in excess of billings on uncompleted contractsbillings on uncompleted contractsbillings on uncompleted contracts	2,338,585

Total current assets	10,858,251

Property and equipment, net	6,423,661
Deposits	79,217

Total assets	$17,361,129

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$2,469,414
Current portion of notes payable	1,805,453
Billings in excess of costs and estimated earnings on uncompleted contracts	99,172

Total current liabilities	4,374,039

Notes payable, non-current portion	2,954,189

Total liabilities	7,328,228

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY

Common stock, $1.00 par value, 500 shares authorized, issued and outstanding	500
Additional paid-in capital	-
Retained earnings	10,032,401

Total stockholder's equity	10,032,901

Total liabilities and stockholder's equity	$17,361,129

The accompanying notes are an integral part of these financial statements

Subaqueous Services, Inc.

STATEMENT OF INCOME

For the Year Ended December 31, 2007
CONTRACT REVENUES EARNED	$49,051,892

COST OF CONTRACT REVENUES	36,333,601

Gross margin	12,718,291

General and administrative expenses	5,995,315

Operating income	6,722,976

Other income (expense):
Miscellaneous income, net	430,127
Interest expense	(484,648)
Gain on disposal of equipment	133,928

Total other income (expense)	79,407

Net income	$6,802,383

The accompanying notes are an integral part of these financial statements

Subaqueous Services, Inc.

STATEMENT OF STOCKHOLDER'S EQUITY

For the Year Ended December 31, 2007

	Common Stock	Additional Paid-in Capital	Retained Earnings	Total

DECEMBER 31, 2006	$500	$1,802,500	$3,585,713	$5,388,713

Net income	-	-	6,802,383	6,802,383

Return of capital	-	(1,802,500)	-	(1,802,500)

Distributions	-	-	(355,695)	(355,695)

DECEMBER 31, 2007	$500	$-	$10,032,401	$10,032,901

The accompanying notes are an integral part of these financial statements

Subaqueous Services, Inc.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,802,383
Adjustments to reconcile net income to net cash provided by operations
Depreciation	3,663,684
Amortization	16,875
Gain on disposal of equipment	(133,928)
Changes in operating assets and liabilities:
Increase in contract receivables	(1,406,725)
Increase in cost and estimated earnings in excess of billings on uncompleted contracts	(228,933)
Increase in other current assets	(55,325)
Decrease in accounts payable and accrued expenses	(2,158,391)
Decrease in billing in excess of costs and estimated earnings on uncompleted contracts	(70,666)

Net cash provided by operating activities	6,428,974

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,842,682)
Proceeds from sale of equipment	1,277,859

Net cash used by investing activities	(1,564,823)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on notes payable	(9,223,020)
Proceeds from notes payable	6,556,366
Distributions to stockholder	(355,695)
Return of capital	(1,802,500)

Net cash used by financing activities	(4,824,849

Increase in cash and equivalents	39,302

Cash and equivalents, Beginning of period	824,414

Cash and equivalents, End of period	$863,716

Supplemental cash flow information: Cash paid during the period for interest	$484,648

The accompanying notes are an integral part of these financial statements

Subaqueous Services, Inc.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2007

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. Organization

Subaqueous Services, Inc. (the “Company”) was incorporated in the state of Florida in 1982.  The Company provides dredging and other marine related services on a contract basis. The work is usually performed under fixed-price contracts. The Company’s contracts are primarily within the state of Florida.

2. Revenue and Cost Recognition

Revenues from contracts are recognized on the percentage of completion method, measured by the cost incurred to date to the estimated total cost for each contract.  Management considers cost incurred to be the best available measure of progress.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance such as indirect labor, insurance, repairs, and depreciation costs.  Selling, general and administrative costs are charged to expense as incurred.

Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in estimated profitability, resulting from contract provision changes, which result in revisions to costs and income, are recognized in the period in which the revisions are determined.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.  The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

3. Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Business and Credit Concentration Risk

The Company is subject to credit risk primarily from contract receivables. In addition, the Company concentrates its activities in the construction field and thus is subject to the risks inherent with that industry.

The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other factors. Generally, the Company does not require collateral or other security to support customer receivables.

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

5. Property and Equipment

Property and equipment is carried at cost less accumulated depreciation. Expenditures for repairs and maintenance that extend the life of the asset are capitalized, other expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is provided using declining balance and straight line methods primarily over five and seven year useful lives.

6. Income Taxes

The Company elected to be treated as an S Corporation under the applicable provisions of the Internal Revenue Code. Accordingly, no liability has been accrued for income taxes since this is a direct responsibility of the stockholder.

7. Cash and Equivalents

For purposes of the statements of cash flows, the Company considers all unrestricted, highly liquid investments with an initial maturity of three months or less to be cash equivalents. The Company maintains its cash and equivalents in bank deposit accounts which, at times, may exceed federally insured limits, and in municipal bonds held in a trading account at a major financial institution. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

8. Fair Value of Financial Instruments

The fair value of financial instruments, which consist of cash equivalent investments, contract receivables, accounts payable and notes payable approximate the carrying value. The interest rates on the cash equivalent investments and notes payable are prevailing market rates.

9. Impairment of Long Lived Assets

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison for the carrying amount of an asset to future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets which considers the discounted future net cash flows.

10. Loan Costs

Loan costs represent loan origination fees and other costs related to notes payable. The costs are amortized over the term of the loan on a straight line basis, which approximates the interest method.

NOTE B – CONTRACT RECEIVABLES

The aging of contract receivables at December 31, 2007 is as follows:

	Amount	%
Current	$2,515,431	42%
Over 30 days	2,483,425	42
Over 60 days	904,452	15
Over 90 days	--	--
Over 120 days	28,489	1
	5,931,797	100%
Plus: retainage	1,724,153
	$7,655,950

The Company considers contract receivables at December 31, 2007 to be fully collectible; accordingly, no allowance for doubtful accounts has been established.

NOTE C – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2007 is summarized as follows:

Marine and diving equipment	$12,993,721
Heavy equipment	1,903,786
Transportation equipment	522,973
Fixtures and equipment	219,551
Computer software	50,463
15,690,494
Less – accumulated depreciation	(9,266,833)
$6,423,661

Certain property and equipment is pledged to secure the notes payable.

NOTE D – COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Estimated earnings on uncompleted contracts at December 31, 2007 is summarized as follows:

Costs incurred on uncompleted contracts	$34,749,793
Estimated earnings	14,237,763

48,987,556

Less – billings to date	46,748,143

$2,239,413

The preceding amounts are included in the accompanying balance sheet at December 31, 2007 under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$2,338,585
Billings in excess of costs and estimated earnings on uncompleted contracts	(99,172)
$2,239,413

NOTE E – BACKLOG

The following schedule reflects a reconciliation of the Company’s backlog representing signed contracts in existence at December 31, 2007:

Beginning backlog                                                                                                                  $32,467,924
New contracts, pending contracts
and contract adjustments                                                                                                 33,055,696

                                                      65,523,620
Less contract revenues earned in
the current period                                                                                                              49,051,892

Ending backlog                                                                                                                        $16,472,728

NOTE F – NOTES PAYABLE

The following is a summary of notes payable at December 31, 2007:

Term loan with FCC Equipment Financing. Monthly payments
of $135,457, including interest at 7.525% with the final payment
due January 2011.                                                                                            $  4,379,175

Term loans with various financing companies. Monthly
payments range from $429 to $3,474 with interest at rates
from 0% to 1.9%. Maturity dates are through July 2011.          380,467
                                                4,759,642

Less - current portion                                                                                         1,805,453

                                             $     2,954,189

Equipment financed with the various loans serve as collateral for the loans. In addition, the stockholder of the Company has personally guaranteed certain loans.

The following is a schedule of the future maturities of the notes payable at December 31, 2007.

2008                  $1,805,453
2009                    1,756,106
2010                    1,182,061
2011                      16,022
                                                  $4,759,642

NOTE G – LEASE COMMITMENTS

During August 2004, the Company relocated its main office to Orlando, Florida and entered into a seven year lease agreement for office space. The monthly rent is $12,654 plus applicable state sales tax. The Company also leases office equipment for daily operations and rents construction equipment under month-to month operating leases. Rent expense for the year ended December 31, 2007 totaled $389,955, which includes the main office in Orlando and a sub leased warehouse and office in Jacksonville.

The future minimum non-cancelable lease payments for the years succeeding December 31, 2007 are as follows:
2008                      $159,068
2009                        165,221
2010                        167,085
2011                        113,877

NOTE H – CONTINGENCIES

GENERAL

The Company is subject to suits and counter suits in the ordinary course of business. Based on advice of council, management is of the opinion that the ultimate liability, if any, from the suits will not be material to the financial condition of the Company.

MIAMI DADE COUNTY

The Company submitted a claim to Miami Dade County on various canal dredging contracts that were 100% complete in 2005 for variation in estimated dredging quantities and delays and inefficiencies resulting from the utilization of the County trucking pool. The claim is based on the County requiring dredging to achieve a certain specified result, and the Company alleges it dredged the quantities required to obtain that result, for which the Company seeks payment at the contractual rate. Through the hauling inefficiency claim, the Company seeks to be paid for costs that the Company allegedly incurred in complying with the contract requirement to use County designated haulers to haul away the dredged materials during a portion of the work. The County has denied the claim at the present time. The amount of the claim submitted by the Company is $2,180,396.  According to the Company’s legal council, at this stage, it is not possible to accurately predict the likelihood of an unfavorable outcome on the claim, which has not proceeded to litigation. The Company intends to vigorously pursue its claim. No contract revenue has been recorded in the accompanying financial statements related to the claim.

NOTE I – SUBSEQUENT EVENT

On February 29, 2008, the Company announced that it had sold substantially all of its assets and business to Orion Marine Group, Inc., a leading marine specialty contractor serving the heavy civil marine infrastructure sector, for $35 million in cash. Orion Marine Group, Inc. is headquartered in Houston, Texas.

Subaqueous Services, Inc.

STATEMENT OF GENERAL AND ADMINISTRATIVE EXPENSES

For the Year Ended December 31, 2007

Depreciation                                                                                                                             $3,663,684
Salaries                                                                                                                                        1,592,668
Insurance                                            1,071,933
Rent                                                                                                                                                 535,801
Repairs and maintenance                                                                                                             325,773
Taxes and licenses                                                                                                                        311,746
Advertising and promotion                                                                                                         308,577
Legal and professional                                                                                                                 303,879
Entertainment                                                                                                                                 237,649
Outside services                                                                                                                            222,599
Office expense                                                                                                                                196,922
Telephone and radios                                                                                                                   116,466
Auto                                                                                                                                                  19,044
Amortization                                            16,875
Other                                                                                                                                                   1,748
Overhead allocated                                                                                                                   (2,930,049)

Total general and administrative expenses                                                                          $5,995,315

See independent auditors’ report

SUBAQUEOUS SERVICES, INC.
SCHEDULE OF COMPLETED CONTRACTS AND
EARNINGS FROM CONTRACTS
For the Year Ended December 31, 2007

			TOTAL		PRIOR YEARS			December 31, 2007
		REVENUES	COSTS	GROSS	REVENUES	COSTS	GROSS	REVENUES	COSTS	GROSS
	DESCRIPTION	EARNED	INCURRED	PROFIT	EARNED	INCURRED	PROFIT	EARNED	INCURRED	PROFIT
2005-032	C-23 Canal Hurricane Damage	$ 3,437,682	$ 3,109,849	$ 327,833	$ 3,437,269	$ 3,107,787	$ 329,482	$ 413	$ 2,062	$ (1,649)
2006-002	South Marco Beach Renourishment	1,551,313	1,256,201	295,112	1,281,130	972,938	308,192	270,183	283,263	(13,080)
2006-005	Indian River Beach Dredging	2,201,248	1,308,624	892,624	17,980	11,364	6,616	2,183,268	1,297,260	886,008
2006-007	Battle Bend Aquatic Restoration	1,959,502	1,971,866	(12,364)	1,866,488	1,669,776	196,712	93,014	302,090	(209,076)
2006-008	Rattlesnake Island	2,248,244	2,445,410	(197,166)	2,266,196	2,429,274	(163,078)	(17,952)	16,136	(34,088)
2006-014	Katie Street Canal Dredging	187,966	134,840	53,126	187,966	134,726	53,240	-	114	(114)
2006-016	C-4 Canal - Belen	3,369,000	1,812,689	1,556,311	1,524,678	485,599	1,039,079	1,844,322	1,327,090	517,232
2006-017	JaxPort Maintenance FY07	702,226	831,172	(128,946)	211,818	211,818	-	490,408	619,354	(128,946)
2006-019	Sutherland Bayou	512,315	225,877	286,438	153,625	67,587	86,038	358,690	158,290	200,400
2006-022	Wiggins Pass	654,003	511,156	142,847	-	-	-	654,003	511,156	142,847
2006-025	Atlantic Dry Dock	335,672	523,844	(188,172)	298,795	448,121	(149,326)	36,877	75,723	(38,846)
2006-026	Sebastian Inlet District Intercoastal Dredging	1,646,640	712,978	933,662	-	-	-	1,646,640	712,978	933,662
2006-028	Halifax Harbor	730,719	538,370	192,349	226,301	140,265	86,036	504,418	398,105	106,313
2006-029	South End Hookers Point Dredging-TPA	10,607,283	10,029,024	578,259	378,038	258,943	119,095	10,229,245	9,770,081	459,164
2006-030	Queen's Harbour Dredging	231,000	243,981	(12,981)	-	-	-	231,000	243,981	(12,981)
2007-001	Sailfish Point Marina	375,000	362,830	12,170	-	-	-	375,000	362,830	12,170
2007-003	BP Oil	504,000	167,319	336,681	-	-	-	504,000	167,319	336,681
2007-004	Arlington Marina	202,600	68,358	134,242	-	-	-	202,600	68,358	134,242
2007-005	USCG Mayport	18,972	14,375	4,597	-	-	-	18,972	14,375	4,597
2007-099	Misc. Dredging	1,968	2,053	(85)	-	-	-	1,968	2,053	(85)

	TOTAL COMPLETED	31,477,353	26,270,816	5,206,537	11,850,284	9,938,198	1,912,086	19,627,069	16,332,618	3,294,451

See independent auditors’ report

SUBAQUEOUS SERVICES, INC.
SCHEDULE OF COMPLETED CONTRACTS AND
EARNINGS FROM CONTRACTS
For the Year Ended December 31, 2007

			TOTAL		PRIOR YEARS			December 31, 2007
		REVENUES	COSTS	GROSS	REVENUES	COSTS	GROSS	REVENUES	COSTS	GROSS
	DESCRIPTION	EARNED	INCURRED	PROFIT	EARNED	INCURRED	PROFIT	EARNED	INCURRED	PROFIT
2003-007	Lake Panasoffkee	18,512,979	14,397,091	4,115,888	16,117,512	12,076,668	4,040,844	2,395,467	2,320,423	75,044
2006-006	Sebastian River Dredging	9,816,622	4,450,742	5,365,880	2,460,982	1,917,604	543,378	7,355,640	2,533,138	4,822,502
2006-020	Lake Trafford	2,315,886	2,091,419	224,467	984,239	754,538	229,701	1,331,647	1,336,881	(5,234)
2006-023	Dames Point Terminal	11,592,968	8,665,922	2,927,046	-	-	-	11,592,968	8,665,922	2,927,046
2006-024	Miami-Dade BEAR	2,140,641	1,142,842	997,799	-	-	-	2,140,641	1,142,842	997,799
2007-002	Goodby's Creek Dredging	1,005,706	700,474	305,232	-	-	-	1,005,706	700,474	305,232
2007-007	Port Everglades Berth 29	606,900	568,767	38,133	-	-	-	606,900	568,767	38,133
2007-009	Indian Bay Dredging	810,678	666,388	144,290	-	-	-	810,678	666,388	144,290
2007-011	TPA FY07 Maintenance Dredging	1,771,853	922,604	849,249	-	-	-	1,771,853	922,604	849,249
2007-012	JaxPort Maintenance FY08	413,323	1,143,544	(730,221)	-	-	-	413,323	1,143,544	(730,221)

	TOTAL UNCOMPLETE	48,987,556	34,749,793	14,237,763	19,562,733	14,748,810	4,813,923	29,424,823	20,000,983	9,423,840

	TOTAL ALL JOBS	$ 80,464,909	$ 61,020,609	$ 19,444,300	$ 31,413,017	$ 24,687,008	$ 6,726,009	$ 49,051,892	$ 36,333,601	$ 12,718,291

See independent auditors’ report

SUBAQUEOUS SERVICES, INC.
SCHEDULE OF UNCOMPLETED CONTRACTS
For the Year Ended December 31, 2007

						ESTIMATED	ESTIMATED			COST & ESTIMATED	BILLINGS IN EXCESS
		CONTRACT	BILLED	COSTS	COSTS TO	TOTAL	GROSS	PERCENTAGE	REVENUE	EARNINGS IN EXCESS	OF COST & ESTIMATED
JOB NO.	DESCRIPTION	AMOUNT	TO DATE	TO DATE	COMPLETE	COSTS	PROFIT	COMPLETE	EARNED	OF BILLINGS	EARNINGS

2003-007	Lake Panasoffkee	$ 22,897,838	$18,556,811	$ 14,397,091	$ 3,409,998	$ 17,807,089	$ 5,090,749	80.85%	$ 18,512,979	$ -	$ 43,832
2006-006	Sebastian River Dredging	12,888,203	9,612,744	4,450,742	1,392,619	5,843,361	7,044,842	76.17%	9,816,622	203,878	-
2006-020	Lake Trafford	2,317,161	2,317,161	2,091,419	1,151	2,092,570	224,591	99.94%	2,315,886	-	1,275
2006-023	Dames Point Terminal	14,478,396	10,492,946	8,665,922	2,156,902	10,822,824	3,655,572	80.07%	11,592,968	1,100,022	-
2006-024	Miami-Dade BEAR	2,194,462	2,194,462	1,142,842	28,734	1,171,576	1,022,886	97.55%	2,140,641	-	53,821
2007-002	Goodby's Creek Dredging	1,005,950	1,005,950	700,474	170	700,644	305,306	99.98%	1,005,706	-	244
2007-007	Port Everglades Berth 29	610,335	587,665	568,767	3,219	571,986	38,349	99.44%	606,900	19,235	-
2007-009	Indian Bay Dredging	834,274	807,773	666,388	19,396	685,784	148,490	97.17%	810,678	2,905	-
2007-011	TPA FY07 Maintenance Dredging	6,259,096	896,738	922,604	2,336,507	3,259,111	2,999,985	28.31%	1,771,853	875,115	-
2007-012	JaxPort Maintenance FY08	1,973,569	275,893	1,143,544	1,560,246	2,703,790	(730,221)	20.94%	413,323	137,430	-

		$ 65,459,284	$46,748,143	$ 34,749,793	$10,908,942	$ 45,658,735	$ 19,800,549		$ 48,987,556	$ 2,338,585	$ 99,172

See independent auditors’ report